SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 14, 2005

LAS VEGAS GAMING, INC.
---------------------------
(Exact name of registrant as specified in its charter)

NEVADA                                                                                000-30375           88-0392994
(State or other                                            (Commission File Number)             (IRS Employer
jurisdiction of incorporation)                                                                               Identification Number)

4000 West Ali Baba, Suite D
Las Vegas, Nevada                                                                                                                                              89118
(Address of principal executive offices)                                                     (Zip Code)

Registrant’s telephone number, including area code (702) 871-7111

_____________________________                                             _______________
(Former name or former address,                                                                                        (Zip Code)
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1

SECTION 1 -- REGISTRANT’S BUSINESS AND OPERATIONS

None

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

Pursuant to an Agreement and Plan of Merger dated as of January 14, 2005 (the "Merger Agreement"), by and among Las Vegas Gaming, Inc. (the "Registrant"), Las Vegas Gaming Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Registrant ("Acquisition Co."), and AdLine Gaming, Inc., a Georgia corporation ("AdLine"), Acquisition Co. will acquire all of the stock of AdLine contingent upon the Registrant raising the necessary money to deliver all of the merger consideration.

Under the terms of the Merger Agreement, the Registrant must deliver to AdLine no later than February 14, 2005 $500,000 in cash, 400,000 shares of the Registrant’s common stock, and warrants to purchase 100,000 shares of the Registrant’s common stock at a price of $4 per share exercisable within 5 years of the closing date of the Merger Agreement.

AdLine is a provider of patent pending digital video technology that services the gaming industry. The Registrant’s management believes that this acquisition will enable them to become more profitable in the gaming industry by enabling them to increase the distribution of their Nevada Numbers TM game.

AdLine currently provides the platform on which the Registrant’s Gambler’s Bonus Lottery is played. Except as disclosed herein and other than in respect of the Merger Agreement, there is no other material relationship between the Registrant and AdLine.

SECTION 3 - SECURITIES AND TRADING MARKETS

None

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

None

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

None

SECTION 6 - RESERVED

None

2

SECTION 7 - REGULATION FD

None

SECTION 8 - OTHER EVENTS

None

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

2.01    Merger Agreement with AdLine Gaming, Inc.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAS VEGAS GAMING, INC.

/s/ Russell R. Roth
Russell R. Roth,
Chairman of the Board, Chief Executive Office, and Chief Financial Officer

Date: January 21, 2005

4